SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      November 26, 2002
                                                --------------------------------

                                KELLWOOD COMPANY
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                      001-07340                 36-2472410
--------------------------------------------------------------------------------
(State of other jurisdiction         (Commission             (IRS Employer
   of incorporation)                 File Number)           Identification No.)



600 Kellwood Parkway, St. Louis, Missouri                              63017
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code    (314) 576-3100
                                                   -----------------------------




                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           OTHER EVENTS

         On November 26, 2002, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1     Press Release dated November 26, 2002, issued by Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2002

                                               KELLWOOD COMPANY

                                               By: /s/ Thomas H. Pollihan
                                                  ------------------------------
                                                   Thomas H. Pollihan
                                                   Senior Vice President,
                                                   Secretary and General Counsel